                                POWER OF ATTORNEY

         The undersigned officer and/or director of Sopheon plc hereby constitutes and appoints Barry K. Mence and Arif Karimjee, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead in any and all capacities to sign the Form F-4 Registration Statement of Sopheon plc relating to the acquisition of Teltech Resource Network Corporation, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Dated: August 8, 2000
                                          Signed: /s/ Stuart Silcock

                                          Name: S. A. Silcock

                                POWER OF ATTORNEY

         The undersigned officer and/or director of Sopheon plc hereby constitutes and appoints Barry K. Mence and Arif Karimjee, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead in any and all capacities to sign the Form F-4 Registration Statement of Sopheon plc relating to the acquisition of Teltech Resource Network Corporation, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Dated: August 10, 2000
                                          Signed: /s/ Hans Coltof

                                          Name: Dr. Hans Coltof

                                POWER OF ATTORNEY

         The undersigned officer and/or director of Sopheon plc hereby constitutes and appoints Barry K. Mence and Arif Karimjee, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead in any and all capacities to sign the Form F-4 Registration Statement of Sopheon plc relating to the acquisition of Teltech Resource Network Corporation, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Dated: August 9, 2000
                                          Signed: /s/ Huub J.M. Rutten

                                          Name: H.J.M. Rutten

                                POWER OF ATTORNEY

         The undersigned officer and/or director of Sopheon plc hereby constitutes and appoints Barry K. Mence and Arif Karimjee, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead in any and all capacities to sign the Form F-4 Registration Statement of Sopheon plc relating to the acquisition of Teltech Resource Network Corporation, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Dated: August 9, 2000
                                          Signed: /s/ M. J. Brooke

                                          Name: Michael John Brooke

                                POWER OF ATTORNEY

         The undersigned officer and/or director of Sopheon plc hereby constitutes and appoints Barry K. Mence and Arif Karimjee, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead in any and all capacities to sign the Form F-4 Registration Statement of Sopheon plc relating to the acquisition of Teltech Resource Network Corporation, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Dated: August 9, 2000
                                          Signed: /s/ James M. Macfarlane

                                          Name: James Malcolm Macfarlane

                                POWER OF ATTORNEY

         The undersigned officer and/or director of Sopheon plc hereby constitutes and appoints Barry K. Mence and Arif Karimjee, or either of them, with power to act one without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his stead in any and all capacities to sign the Form F-4 Registration Statement of Sopheon plc relating to the acquisition of Teltech Resource Network Corporation, and any and all amendments to such Registration Statement, pursuant to the requirements of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Dated: August 23, 2000
                                          Signed: /s/ R.V. Maddocks

                                          Name: Richard V. Maddocks